Supplement dated September 17, 2020
to the Prospectus dated December 19, 2001 for
Individual Variable Annuity Policies
Issued by
Protective Life Insurance Company
First Variable Annuity Fund A

and to the Prospectus dated January 2, 2004 for
Capital No Load VA, Capital Five Variable Annuity, and Capital Six Load VA
Issued by
Protective Life Insurance Company
First Variable Annuity Fund E

and to the Prospectus dated January 2, 2004 for
Capital Estate Builder VUL, Capital Solutions VUL, and Capital One Pay VUL
Issued by
Protective Life Insurance Company
Separate Account VL of First Variable Life Insurance Company

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective September 25, 2020, the names of the following funds have changed as set forth below. The fees, investment objectives, investment strategies, investment advisers or subadvisors of these funds did not change as a result of the name changes.

Current Fund Name	New Fund Name
American Century VP Income & Growth I	American Century VP Disciplined Core Value Fund I

Your rights and obligations under your contract and your account value will not change as a result of the name changes.

If you have any questions regarding the information provided in this Supplement, please contact your financial representative or call us toll-free at 1-800-456-6330.